Exhibit 10.3

RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT

INCOME AGREEMENT FOR

PATRICK C. BOTTS

This Restated Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the 19th day of December 2016, amends and restates the Executive Supplemental Retirement Income Agreement (as originally entered into on November 15, 1996 and as most recently amended and restated on April 1, 2015) and formalizes the understanding by and between MUTUALBANK (the "Bank"), an Indiana commercial bank, and PATRICK C. BOTTS referred to as "Executive."

ARTICLE I.

DEFINITIONS

When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

Section 1.01     "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

Section 1.02     "Bank" means MutualBank and any successor thereto.

Section 1.03     "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in Exhibit B of this Agreement to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no Children, then the Estate of the Executive will be deemed the Beneficiary.

Section 1.04     "Board of Directors" means the board of directors of the Bank.

Section 1.05     "Change in Control" means any of the following events: (1) any person or persons acting as a group (within the meaning of Section 409A of the Code) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company or the Bank possessing 30% or more of the total voting power of the outstanding stock of the Company or the Bank; (2) individuals who are members of the board of directors of the Company on the date hereof (the "Incumbent Board") cease for any reason during any 12-month period to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (3) any person or persons acting as a group (within the meaning of Section 409A of the Code) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets of the Company or the Bank that have a gross fair market value of 40% or more of the total gross fair market value of all of the assets of the Company or the Bank immediately before such acquisition or acquisitions; or (4) any other event which is not covered by the foregoing subsections but which the Board of Directors determines to affect control of the Company or the Bank and with respect to which the Board of Directors adopts a resolution that the event constitutes a Change in Control for purposes of the Agreement; provided that with respect to each of the events covered by clauses (1) through (4) above, the event must also be deemed to be either a change in the ownership of the Company or the Bank, a change in the effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank within the meaning of Section 409A of the Code. The term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company.

1

Section 1.06     "Children" means all natural or adopted children of the Executive, and issue of any predeceased child or children.

Section 1.07     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

Section 1.08     “Company” means MutualFirst Financial, Inc., a Maryland corporation and the sole stockholder of the Bank.

Section 1.09     "Contributions" means those annual contributions which the Bank is required to make in the amounts set forth in Exhibit A. The Bank shall pay Contributions to the Executive within the tax year that the Executive owes taxes for such Contributions under the Agreement.

Section 1.10     "Effective Date" of this Agreement as amended and restated shall be the date first written above.

Section 1.11     "Estate" means the estate of the Executive.

Section 1.12     "Interest Factor" means monthly discounting at a rate set forth in Exhibit A.

Section 1.13      "Plan Administrator" or "Administrator" shall mean the Bank.

Section 1.14      "Plan Year" shall mean the 12-month period commencing on January 1st and each consecutive 12-month period thereafter.

Section 1.15     "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death.

Section 1.16     "Termination of Employment" means a cessation or reduction in the Executive’s services for the Bank and the Company (and any other affiliated entities that are deemed to constitute a “service recipient” as defined in Treasury Regulation §1.409A-1(h)(3) that constitutes a “Separation from Service” as determined under Section 409A of the Code, taking into account all of the facts, circumstances, rules and presumptions set forth in Treasury Regulation §1.409A-1(h), for any reason other than death. Whether a Termination of Employment has occurred is determined based on whether the facts and circumstances indicate that the Bank and the Executive reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Executive would perform after such date (whether as an employee or as an independent contractor) would permanently decrease to no more than twenty percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period.

BENEFITS—GENERALLY

Section 2.01   Payment Upon a Change in Control.   If a Change in Control occurs, followed within 36 months by either (i) the Executive's   involuntary Termination of Employment, or (ii) a termination by the Executive as a result of any of the following: (a) a material diminution of or interference with the Executive’s duties, titles, responsibilities and benefits as President and Chief Operating Officer of the Bank and Executive Vice President of the Company, (b) a change in the principal workplace of the Executive to a location outside of a 30 mile radius from the Bank’s headquarters office as of the date hereof, (c) a material reduction in the number or seniority of other Bank personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Executive, other than as part of a Bank-or Company-wide reduction in staff, (d) a material reduction in the Executive’s salary or a material adverse change in the Executive’s perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company, or (e) a material permanent increase in the required hours of work or the workload of the Executive; provided, however, that before the Executive terminates his employment pursuant to clause (ii) above, the Executive must first provide written notice to the Bank and the Company within ninety (90) days of the initial existence of the condition, describing the existence of such condition, and the Bank and the Company shall thereafter have the right to remedy the condition within thirty (30) days of the date they received the written notice from the Executive. If the Bank and the Company remedy the condition within such thirty (30) day cure period, then the Executive shall not have the right to terminate his employment as the result of such event. If the Bank and the Company do not remedy the condition within such thirty (30) day cure period, then the Executive may terminate his employment as the result of such event at any time within sixty (60) days following the expiration of such cure period. The Bank shall be required to make a final Contribution to the Executive within ten days of the Termination of Employment, subject to Section 2.07 below.   The amount of such final Contribution shall be equal to the present value (computed using a discount rate equal to the Interest Factor) of all remaining Contributions which would have been required to be made on behalf of the Executive if the Executive had remained in the employ of the Bank.

2

Section 2.02   Termination for Cause.   If the Executive is terminated for Cause, no further Contributions shall be required of the Bank, and if not yet made, no Contribution shall be required for the Plan Year in which such Termination of Employment for Cause occurs.

Section 2.03   Voluntary Termination of Employment. If the Executive's employment with the Bank is voluntarily terminated for any reason other than a termination for Cause or a termination following a Change in Control, the Executive shall not be entitled to any Contributions attributable to any Plan Years which commence subsequent to the date of termination.

Section 2.04   Involuntary Termination of Employment. If the Executive's employment with the Bank is involuntarily terminated for any reason, excluding termination for Cause or termination following a Change in Control, the Bank shall be required to make a final Contribution to the Executive within ten days of the Termination of Employment, subject to Section 2.07 below.   The amount of such final Contribution shall be an amount equal to: (i) the full Contribution required for the Plan Year in which such voluntary termination occurs, if not yet made, plus (ii) the present value (computed using a discount rate equal to the Interest Factor) of the lesser of (A) the next five years Contributions to the Executive or (B) all remaining Contributions to the Executive.

Section 2.05   Death During Employment. If the Executive dies while employed by the Bank prior to payment of all remaining Contributions, the Bank shall be required to make a Contribution to the Beneficiaries equal to the sum of the remaining Contributions set forth in Exhibit A, reduced by any payment to the Beneficiaries under any life insurance policies that may have been obtained on the Executive's life with premiums paid by the Bank. Such final Contributions shall be payable in a lump sum within ten days of the Executive's death.

Section 2.06   Additional Death Benefit - Burial Expense. In addition to the above-described death benefits, upon the Executive’s death, the Executive's Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Thirty Thousand ($30,000.00) Dollars. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

Section 2.07   Restriction on Timing of Contributions. If (a) the Contributions payable under Section 2.01 or Section 2.04 above are deemed to be deferred compensation and are not exempt from Section 409A of the Code pursuant to either the short-term deferral exemption in Treasury Regulation §1.409A-1(b)(4) or the separation pay plan exemption in Treasury Regulation §1.409A-1(b)(9), and (b) the Executive is a “Specified Employee” (as defined in Section 409A of the Code) at the time of his Termination of Employment, then such Contributions shall not be paid until (y) the later of the 185th day following the Executive’s Termination of Employment or the 18-month anniversary of the Effective Date, or (z) if the Executive dies prior to the time specified in clause (y), the date of his earlier death (the “Delayed Distribution Date”). Any payments deferred on account of the preceding sentence shall be accumulated without interest and paid on the Delayed Distribution Date in accordance with the preceding sentence and Section 409A of the Code. To the extent permitted by Section 409A of the Code, amounts payable under Section 2.01 or Section 2.04 which are considered deferred compensation shall be treated as payable after amounts which are not considered deferred compensation.

3

ARTICLE III.

NON-COMPETITION

Section 3.01   Non-Competition. In consideration of the agreements of the Bank contained herein and of the payments to be made by the Bank pursuant hereto, the Executive hereby agrees that, for as long as he remains employed by the Bank, he will devote substantially all of his time, skill, diligence and attention to the business of the Bank, and will not actively engage, either directly or indirectly, in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the business of the Bank. The Executive further agrees that following his employment with the Bank and continuing until all Contributions payable under this Agreement have been paid, he will not actively engage, either directly or indirectly, in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the Bank, unless the Executive has the prior express written consent of the Board of Directors of the Bank.

Section 3.02   Breach of Non-Competition Clause.

a.          During Employment.   In the event the Executive breaches Section 3.01 while employed at the Bank, all further Contributions to the Executive shall immediately cease, and all benefits under this Agreement, other than those which can be paid from previous Contributions to the Executive, shall be forfeited.

In the event (i) any breach by the Executive of the agreements and covenants described in Section 3.01 occurs while the Executive is employed at the Bank, and (ii) the Executive's employment with the Bank is terminated due to such breach, such Termination of Employment shall be deemed to be for Cause and, as set forth in Section 2.02 of this Agreement, the Executive shall have no right to receive additional compensation or other benefits pursuant to this Agreement.

b.          Breach Following Termination of Employment. In the event the Executive breaches Section 3.01 following the Executive's Termination of Employment with the Bank, all benefits under this Agreement which have not been paid to the Executive shall be forfeited.

In the event of a Termination of Employment related to a Change in Control as described in Section 2.01, Section 3.01 shall cease to be a condition to the performance by the Bank of its obligations under this Agreement.

ARTICLE IV.

BENEFICIARY DESIGNATION

The Executive shall make or re-confirm his designation of primary and secondary Beneficiaries upon execution of this Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator, in substantially the form attached as Exhibit B, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of this Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

ARTICLE V.

ACT PROVISIONS

Section 5.01   Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and the Administrator of this Agreement. The Administrator shall be responsible for the interpretation and administration of the Agreement as established herein. The Bank may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

4

Section 5.02   Claims Procedure and Arbitration. In the event that benefits under this Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimant feels he is entitled to receive such benefits, then a written claim must be made to the Administrator within 60 days from the date payments are refused.   The Administrator shall review the written claim and, if the claim is denied, in whole or in part, it shall provide in writing, within 90 days of receipt of such claim, its specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim.   Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimant if an additional review of the claim denial is desired.

If claimant desires a second review, he shall notify the Administrator in writing within 60 days of the first claim denial.   Claimant may review this Agreement or any documents relating thereto and submit any issues and comments, in writing, he may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within 60 days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

If claimant continues to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimant may submit the dispute to an arbitration panel for settlement. The arbitration panel shall consist of three members: one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The arbitration panel shall conduct the arbitration in accordance with the applicable rules of the American Arbitration Association. The arbitral award may grant any relief deemed by the arbitrators to be just and equitable and shall state the reasons for the award and the relief granted. The patties hereto agree that they, their heirs, personal representatives, successors and assigns shall be bound by the decision of the arbitration panel with respect to any controversy properly submitted to it for determination. Any award rendered may be confirmed, judgment upon any award rendered may be entered, and such award of the judgment thereon may be enforced in any court of any state or country having jurisdiction over the parties.

ARTICLE VI.

MISCELLANEOUS

Section 6.01 No Effect on Employment Rights. Nothing contained herein will confer upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement. The following conditions shall apply to this Agreement:

(a)	The Bank's Board of Directors may terminate the Executive at any time, but any termination by the Bank's Board of Directors other than termination for Cause shall not prejudice the Executive's vested right to compensation or other benefits under the Agreement. As provided in Section 2.02, the Executive shall have no right to receive additional compensation or other benefits after termination for Cause.

(b)	If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(l) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(l)), the Bank's obligations under the Agreement shall be suspended (except vested rights) as of the date of termination of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

5

(c)	If the Executive is terminated and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(l) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) or (g)(l)), all non-vested obligations of the Bank under the Agreement shall terminate as of the effective date of the order.

(d)	If the Bank is in default (as defined in Section 3(x)(l) of the Federal Deposit Insurance Act), all non-vested obligations under the Agreement shall terminate as of the date of default.

(e)	All non-vested obligations under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Bank:

(i)	by the Director of the Federal Deposit Insurance Corporation or his designee at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in §13(c) of the Federal Deposit Insurance Act; or

(ii)	by the Director of the Federal Deposit Insurance Corporation or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition.

Any rights of the parties that have already vested shall not be affected by such action.

Section 6.02 State Law. The Agreement is established under, and will be construed according to, the laws of the state of Indiana, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

Section 6.03 Severability. In the event that any of the provisions of this Agreement or portion thereof are held to be inoperative or invalid by any court of competent jurisdiction, then: (a) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (b) the validity and enforceability of the remaining provisions will not be affected thereby.

Section 6.04 Incapacity of Recipient. In the event the Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

Section 6.05 Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, no individual acting as an employee or agent of the Bank or as a member of the Board of Directors shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

Section 6.06   Gender and Number. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply. Similarly, words in the plural shall be construed in the singular and vice versa, whenever applicable.

Section 6.07   Effect on Other Corporate Benefits. Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or nonqualified pension, profit sharing, group, bonus or other supplemental compensation plan or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

Section 6.08   Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators and Beneficiaries.

6

Section 6.09   Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

ARTICLE VII.

AMENDMENT AND PLAN TERMINATION

Section 7.01   Amendments.   The Bank may amend this Agreement unilaterally by written action. Any amendment of the Agreement shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution.

Section 7.02   Plan Termination Generally. The Bank may terminate this Agreement unilaterally by written action.   However, if such termination is done in anticipation of or pursuant to a Change in Control, the Bank shall pay the final Contribution due pursuant to Section 2.01.

ARTICLE VIII.

EXECUTION

Section 8.01   This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

Section 8.02   This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

[Signature Page Follows]

7

MUTUALBANK:
(Bank)

By:

Title:

ATTEST:

EXECUTIVE:

Patrick C. Botts

WITNESS:

[Signature Page for Restated Executive Supplemental Retirement Income Agreement for Patrick C. Botts]

8

EXHIBIT A

SCHEDULE OF CONTRIBUTIONS and interest factor

Schedule of Annual Gross Contributions:

Plan Year	Amount

2015	$6,602
2016	$7,358
2017	$8,194
2018	$9,119
2019	$10,141
2020	$11,269
2021	$12,516
2022	$13,891
2023	$15,408
2024	$17,080

Interest Factor: Eight percent (8%) per annum compounded monthly

9

EXHIBIT B

RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT BENEFICIARY DESIGNATION

The Executive, under the terms of the Restated Executive Supplemental Retirement Income Agreement executed by the Bank, effective as of the ___ day of ______ 2016, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Agreement, following his death:

PRIMARY BENEFICIARY:

SECONDARY BENEFICIARY:

This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

This Beneficiary Designation is revocable:

DATE: _______, 20____

WITNESS	EXECUTIVE

ACKNOWLEDGEMENT:

Received by MutualBank this __ day of __________, 20__.

Name:

Title:

10

RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT

INCOME AGREEMENT FOR

DAVID W. HEETER

This Restated Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the 19th day of December 2016, amends and restates the Executive Supplemental Retirement Income Agreement (as originally entered into on November 15, 1996 and as most recently amended and restated on April 1, 2015) and formalizes the understanding by and between MUTUALBANK (the "Bank"), an Indiana commercial bank, and DAVID W. HEETER referred to as "Executive."

ARTICLE I.

DEFINITIONS

When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

Section 1.01   "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

Section 1.02   "Bank" means MutualBank and any successor thereto.

Section 1.03   "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in Exhibit B of this Agreement to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no Children, then the Estate of the Executive will be deemed the Beneficiary.

Section 1.04   "Board of Directors" means the board of directors of the Bank.

Section 1.05   "Change in Control" means any of the following events: (1) any person or persons acting as a group (within the meaning of Section 409A of the Code) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company or the Bank possessing 30% or more of the total voting power of the outstanding stock of the Company or the Bank; (2) individuals who are members of the board of directors of the Company on the date hereof (the "Incumbent Board") cease for any reason during any 12-month period to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (3) any person or persons acting as a group (within the meaning of Section 409A of the Code) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets of the Company or the Bank that have a gross fair market value of 40% or more of the total gross fair market value of all of the assets of the Company or the Bank immediately before such acquisition or acquisitions; or (4) any other event which is not covered by the foregoing subsections but which the Board of Directors determines to affect control of the Company or the Bank and with respect to which the Board of Directors adopts a resolution that the event constitutes a Change in Control for purposes of the Agreement; provided that with respect to each of the events covered by clauses (1) through (4) above, the event must also be deemed to be either a change in the ownership of the Company or the Bank, a change in the effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank within the meaning of Section 409A of the Code. The term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company.

Section 1.06   "Children" means all natural or adopted children of the Executive, and issue of any predeceased child or children.

11

Section 1.07   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

Section 1.08   “Company” means MutualFirst Financial, Inc., a Maryland corporation and the sole stockholder of the Bank.

Section 1.09   "Contributions" means those annual contributions which the Bank is required to make in the amounts set forth in Exhibit A. The Bank shall pay Contributions to the Executive within the tax year that the Executive owes taxes for such Contributions under the Agreement.

Section 1.10   "Effective Date" of this Agreement as amended and restated shall be the date first written above.

Section 1.11   "Estate" means the estate of the Executive.

Section 1.12   "Interest Factor" means monthly discounting at a rate set forth in Exhibit A.

Section 1.13    "Plan Administrator" or "Administrator" shall mean the Bank.

Section 1.14    "Plan Year" shall mean the 12-month period commencing on January 1st and each consecutive 12-month period thereafter.

Section 1.15   "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death.

Section 1.16   "Termination of Employment" means a cessation or reduction in the Executive’s services for the Bank and the Company (and any other affiliated entities that are deemed to constitute a “service recipient” as defined in Treasury Regulation §1.409A-1(h)(3) that constitutes a “Separation from Service” as determined under Section 409A of the Code, taking into account all of the facts, circumstances, rules and presumptions set forth in Treasury Regulation §1.409A-1(h), for any reason other than death. Whether a Termination of Employment has occurred is determined based on whether the facts and circumstances indicate that the Bank and the Executive reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Executive would perform after such date (whether as an employee or as an independent contractor) would permanently decrease to no more than twenty percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period.

BENEFITS—GENERALLY

Section 2.01   Payment Upon a Change in Control.   If a Change in Control occurs, followed within 36 months by either (i) the Executive's   involuntary Termination of Employment, or (ii) a termination by the Executive as a result of any of the following: (a) a material diminution of or interference with the Executive’s duties, titles, responsibilities and benefits as Chief Executive Officer of the Bank and President and Chief Executive Officer of the Company, (b) a change in the principal workplace of the Executive to a location outside of a 30 mile radius from the Bank’s headquarters office as of the date hereof, (c) a material reduction in the number or seniority of other Bank personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Executive, other than as part of a Bank-or Company-wide reduction in staff, (d) a material reduction in the Executive’s salary or a material adverse change in the Executive’s perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company, or (e) a material permanent increase in the required hours of work or the workload of the Executive; provided, however, that before the Executive terminates his employment pursuant to clause (ii) above, the Executive must first provide written notice to the Bank and the Company within ninety (90) days of the initial existence of the condition, describing the existence of such condition, and the Bank and the Company shall thereafter have the right to remedy the condition within thirty (30) days of the date they received the written notice from the Executive. If the Bank and the Company remedy the condition within such thirty (30) day cure period, then the Executive shall not have the right to terminate his employment as the result of such event. If the Bank and the Company do not remedy the condition within such thirty (30) day cure period, then the Executive may terminate his employment as the result of such event at any time within sixty (60) days following the expiration of such cure period. The Bank shall be required to make a final Contribution to the Executive within ten days of the Termination of Employment, subject to Section 2.07 below.   The amount of such final Contribution shall be equal to the present value (computed using a discount rate equal to the Interest Factor) of all remaining Contributions which would have been required to be made on behalf of the Executive if the Executive had remained in the employ of the Bank.

12

Section 2.02   Termination for Cause.   If the Executive is terminated for Cause, no further Contributions shall be required of the Bank, and if not yet made, no Contribution shall be required for the Plan Year in which such Termination of Employment for Cause occurs.

Section 2.03   Voluntary Termination of Employment. If the Executive's employment with the Bank is voluntarily terminated for any reason other than a termination for Cause or a termination following a Change in Control, the Executive shall not be entitled to any Contributions attributable to any Plan Years which commence subsequent to the date of termination.

Section 2.04   Involuntary Termination of Employment. If the Executive's employment with the Bank is involuntarily terminated for any reason, excluding termination for Cause or termination following a Change in Control, the Bank shall be required to make a final Contribution to the Executive within ten days of the Termination of Employment, subject to Section 2.07 below.   The amount of such final Contribution shall be an amount equal to: (i) the full Contribution required for the Plan Year in which such voluntary termination occurs, if not yet made, plus (ii) the present value (computed using a discount rate equal to the Interest Factor) of the lesser of (A) the next five years Contributions to the Executive or (B) all remaining Contributions to the Executive.

Section 2.05   Death During Employment. If the Executive dies while employed by the Bank prior to payment of all remaining Contributions, the Bank shall be required to make a Contribution to the Beneficiaries equal to the sum of the remaining Contributions set forth in Exhibit A, reduced by any payment to the Beneficiaries under any life insurance policies that may have been obtained on the Executive's life with premiums paid by the Bank. Such final Contributions shall be payable in a lump sum within ten days of the Executive's death. [LET’S DISCUSS]

Section 2.06   Additional Death Benefit - Burial Expense. In addition to the above-described death benefits, upon the Executive’s death, the Executive's Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Thirty Thousand ($30,000.00) Dollars. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

Section 2.07   Restriction on Timing of Contributions. If (a) the Contributions payable under Section 2.01 or Section 2.04 above are deemed to be deferred compensation and are not exempt from Section 409A of the Code pursuant to either the short-term deferral exemption in Treasury Regulation §1.409A-1(b)(4) or the separation pay plan exemption in Treasury Regulation §1.409A-1(b)(9), and (b) the Executive is a “Specified Employee” (as defined in Section 409A of the Code) at the time of his Termination of Employment, then such Contributions shall not be paid until (y) the later of the 185th day following the Executive’s Termination of Employment or the 18-month anniversary of the Effective Date, or (z) if the Executive dies prior to the time specified in clause (y), the date of his earlier death (the “Delayed Distribution Date”). Any payments deferred on account of the preceding sentence shall be accumulated without interest and paid on the Delayed Distribution Date in accordance with the preceding sentence and Section 409A of the Code. To the extent permitted by Section 409A of the Code, amounts payable under Section 2.01 or Section 2.04 which are considered deferred compensation shall be treated as payable after amounts which are not considered deferred compensation.

13

ARTICLE III.

NON-COMPETITION

Section 3.01   Non-Competition. In consideration of the agreements of the Bank contained herein and of the payments to be made by the Bank pursuant hereto, the Executive hereby agrees that, for as long as he remains employed by the Bank, he will devote substantially all of his time, skill, diligence and attention to the business of the Bank, and will not actively engage, either directly or indirectly, in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the business of the Bank. The Executive further agrees that following his employment with the Bank and continuing until all Contributions payable under this Agreement have been paid, he will not actively engage, either directly or indirectly, in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the Bank, unless the Executive has the prior express written consent of the Board of Directors of the Bank.

Section 3.02   Breach of Non-Competition Clause.

a.         During Employment.   In the event the Executive breaches Section 3.01 while employed at the Bank, all further Contributions to the Executive shall immediately cease, and all benefits under this Agreement, other than those which can be paid from previous Contributions to the Executive, shall be forfeited.

In the event (i) any breach by the Executive of the agreements and covenants described in Section 3.01 occurs while the Executive is employed at the Bank, and (ii) the Executive's employment with the Bank is terminated due to such breach, such Termination of Employment shall be deemed to be for Cause and, as set forth in Section 2.02 of this Agreement, the Executive shall have no right to receive additional compensation or other benefits pursuant to this Agreement.

b.         Breach Following Termination of Employment. In the event the Executive breaches Section 3.01 following the Executive's Termination of Employment with the Bank, all benefits under this Agreement which have not been paid to the Executive shall be forfeited.

In the event of a Termination of Employment related to a Change in Control as described in Section 2.01, Section 3.01 shall cease to be a condition to the performance by the Bank of its obligations under this Agreement.

ARTICLE IV.

BENEFICIARY DESIGNATION

The Executive shall make or re-confirm his designation of primary and secondary Beneficiaries upon execution of this Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator, in substantially the form attached as Exhibit B, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of this Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

ARTICLE V.

ACT PROVISIONS

Section 5.01   Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and the Administrator of this Agreement. The Administrator shall be responsible for the interpretation and administration of the Agreement as established herein. The Bank may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

14

Section 5.02   Claims Procedure and Arbitration. In the event that benefits under this Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimant feels he is entitled to receive such benefits, then a written claim must be made to the Administrator within 60 days from the date payments are refused.   The Administrator shall review the written claim and, if the claim is denied, in whole or in part, it shall provide in writing, within 90 days of receipt of such claim, its specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim.   Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimant if an additional review of the claim denial is desired.

If claimant desires a second review, he shall notify the Administrator in writing within 60 days of the first claim denial.   Claimant may review this Agreement or any documents relating thereto and submit any issues and comments, in writing, he may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within 60 days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

If claimant continues to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimant may submit the dispute to an arbitration panel for settlement. The arbitration panel shall consist of three members: one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The arbitration panel shall conduct the arbitration in accordance with the applicable rules of the American Arbitration Association. The arbitral award may grant any relief deemed by the arbitrators to be just and equitable and shall state the reasons for the award and the relief granted. The patties hereto agree that they, their heirs, personal representatives, successors and assigns shall be bound by the decision of the arbitration panel with respect to any controversy properly submitted to it for determination. Any award rendered may be confirmed, judgment upon any award rendered may be entered, and such award of the judgment thereon may be enforced in any court of any state or country having jurisdiction over the parties.

ARTICLE VI.

MISCELLANEOUS

Section 6.01 No Effect on Employment Rights. Nothing contained herein will confer upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement. The following conditions shall apply to this Agreement:

(a)	The Bank's Board of Directors may terminate the Executive at any time, but any termination by the Bank's Board of Directors other than termination for Cause shall not prejudice the Executive's vested right to compensation or other benefits under the Agreement. As provided in Section 2.02, the Executive shall have no right to receive additional compensation or other benefits after termination for Cause.

(b)	If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(l) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(l)), the Bank's obligations under the Agreement shall be suspended (except vested rights) as of the date of termination of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

15

(c)	If the Executive is terminated and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(l) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) or (g)(l)), all non-vested obligations of the Bank under the Agreement shall terminate as of the effective date of the order.

(d)	If the Bank is in default (as defined in Section 3(x)(l) of the Federal Deposit Insurance Act), all non-vested obligations under the Agreement shall terminate as of the date of default.

(e)	All non-vested obligations under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Bank:

(i)	by the Director of the Federal Deposit Insurance Corporation or his designee at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in §13(c) of the Federal Deposit Insurance Act; or

(ii)	by the Director of the Federal Deposit Insurance Corporation or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition.

Any rights of the parties that have already vested shall not be affected by such action.

Section 6.02 State Law. The Agreement is established under, and will be construed according to, the laws of the state of Indiana, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

Section 6.03 Severability. In the event that any of the provisions of this Agreement or portion thereof are held to be inoperative or invalid by any court of competent jurisdiction, then: (a) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (b) the validity and enforceability of the remaining provisions will not be affected thereby.

Section 6.04 Incapacity of Recipient. In the event the Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

Section 6.05 Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, no individual acting as an employee or agent of the Bank or as a member of the Board of Directors shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

Section 6.06   Gender and Number. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply. Similarly, words in the plural shall be construed in the singular and vice versa, whenever applicable.

Section 6.07   Effect on Other Corporate Benefits. Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or nonqualified pension, profit sharing, group, bonus or other supplemental compensation plan or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

Section 6.08   Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators and Beneficiaries.

16

Section 6.09   Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

ARTICLE VII.

AMENDMENT AND PLAN TERMINATION

Section 7.01   Amendments.   The Bank may amend this Agreement unilaterally by written action. Any amendment of the Agreement shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution.

Section 7.02   Plan Termination Generally. The Bank may terminate this Agreement unilaterally by written action.   However, if such termination is done in anticipation of or pursuant to a Change in Control, the Bank shall pay the final Contribution due pursuant to Section 2.01.

ARTICLE VIII.

EXECUTION

Section 8.01   This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

Section 8.02   This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

[Signature Page Follows]

17

MUTUALBANK:
(Bank)

By:

Title:

ATTEST:

EXECUTIVE:

David W. Heeter

WITNESS:

[Signature Page for Restated Executive Supplemental Retirement Income Agreement for David W. Heeter]

18

EXHIBIT A

SCHEDULE OF CONTRIBUTIONS AND INTEREST FACTOR

Schedule of Annual Gross Contributions:

Plan Year	Amount

2015	$11,302
2016	$12,595
2017	$14,028
2018	$15,611
2019	$17,359
2020	$19,291
2021	$21,423

Interest Factor:       Eight percent (8%) per annum compounded monthly

19

EXHIBIT B

RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT BENEFICIARY DESIGNATION

The Executive, under the terms of the Restated Executive Supplemental Retirement Income Agreement executed by the Bank, effective as of the ___ day of ______ 2016, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Agreement, following his death:

PRIMARY BENEFICIARY:

SECONDARY BENEFICIARY:

This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

This Beneficiary Designation is revocable:

DATE: _______, 20____

WITNESS	EXECUTIVE

ACKNOWLEDGEMENT:

Received by MutualBank this __ day of __________, 20__.

Name:

Title:

20